                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D. C.  20549



                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported)- February 27, 2002



Commission     Registrant, State of Incorporation      I.R.S. Employer
File Number    Address and Telephone Number            Identification No.
-----------    ----------------------------            -------------------


0-30338        RGS Energy Group, Inc.                  16-1558410
               (Incorporated in New York)
               89 East Avenue
               Rochester, NY 14649
               Telephone (716)771-4444

1-672          Rochester Gas and Electric Corporation  16-0612110
               (Incorporated in New York)
               89 East Avenue
               Rochester, NY 14649
               Telephone (716)546-2700


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                                      -2-



ITEM 5.   OTHER EVENTS

On February 27, 2002, the New York State Public Service Commission (the "PSC") issued an order (the "PSC Order") approving the January 15, 2002 Joint Proposal of RGS Energy Group, Inc. ("RGS"), Energy East Corporation ("Energy East"), Rochester Gas and Electric Corporation ("RG&E"), New York State Electric & Gas Corporation ("NYSEG"), the staff of the PSC, and other interested parties. The PSC Order included the approval of the proposed merger between RGS and Energy East, together with the transactions related thereto (the "Merger"), as set forth in the Agreement and Plan of Merger, dated February 16, 2001, among RGS, Energy East and Eagle Merger Corp., a wholly owned subsidiary of Energy East.

In addition to approving the Merger, among other things, the PSC Order:

     . accepted the estimate contained in the Joint Proposal of the savings from synergies expected to result from the Merger, together with the costs to achieve those savings, for the period of five years following the anticipated closing of the Merger;

     . approved the allocation contained in the Joint Proposal of savings and costs anticipated during that five-year period between the operating companies, RG&E and NYSEG, and between the respective gas and electric departments of RG&E and NYSEG;

     . approved the allocation of the RG&E share of net synergy savings during the initial five-year period between customers and shareholders on a 50/50 basis;

     . contemplates that after the initial five-year period, shareholders of RG&E will have a reasonable opportunity to retain a portion, not to exceed 50 percent, of the synergy savings; and

     . approved the rules of conduct identified in the Joint Proposal, which include relationships and transactions between operating companies, their affiliates and third parties.

As required by the PSC Order, RG&E filed with the PSC on February 28, 2002, a letter unconditionally accepting the PSC Order as it pertains to the Merger.
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                                      -3-

                                  SIGNATURES
                                  ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                           RGS ENERGY GROUP, INC.
                           ----------------------
                                 (Registrant)



Date: March 6, 2002        By:     /s/ Mark Keogh
                                ------------------------------

                                      Mark Keogh
                                      Treasurer



Date: March 6, 2002        By:     /s/ Michael T. Tomaino
                                -----------------------------

                                     Michael T. Tomaino
                                  Senior Vice President and
                                       General Counsel


                           ROCHESTER GAS AND ELECTRIC CORPORATION
                           --------------------------------------
                                        (Registrant)



Date: March 6, 2002        By:     /s/ Mark Keogh
                                -----------------------------

                                         Mark Keogh
                                Vice President and Treasurer



Date: March 6, 2002        By:     /s/ Michael T. Tomaino
                                -----------------------------

                                     Michael T. Tomaino
                                  Senior Vice President and
                                       General Counsel